FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments	FINANCIAL INSTRUMENTS
Derivative instruments that economically hedge exposures are used for risk management purposes, but these instruments are not designated as hedges for accounting purposes.

Credit risk is the failure of the counterparty to perform under the terms of the derivative instrument. When the fair value of a derivative instrument is positive, the counterparty owes the Company, which creates credit risk for the Company. When the fair value of a derivative instrument is negative, the Company owes the counterparty, and, therefore, the Company is not exposed to the counterparty's credit risk in those circumstances. The Company minimizes counterparty credit risk in derivative instruments by entering into transactions with major banking and financial institutions. The derivative instruments entered into by the Company do not contain credit risk-related contingent features. The Company has not entered into master netting agreements with the counterparties to its derivative financial instrument contracts.
Market risk is the adverse effect on the value of a derivative instrument that results from a change in interest rates, currency exchange rates or commodity prices. The market risk associated with interest rate contracts is managed by establishing and monitoring parameters that limit the types and degree of market risk that may be undertaken.
The Company assesses interest rate risk by monitoring changes in interest rate exposures that may adversely impact expected future cash flows and by evaluating economical hedging opportunities.
In order to reduce the risk associated with fluctuations in interest rates, the Company has entered into a total of 18 interest rate swap transactions, whereby LIBOR on an amortized notional principal of $722.1 million as per June 30, 2021 (December 31, 2020: $759.1 million), has been swapped to a fixed rate.
Our interest rate swap contracts as of June 30, 2021, of which none are designated as hedging instruments, are summarized as follows:

(in thousands of $)	Notional principal	Inception date	Maturity date	Fixed Interest Rate
Receiving floating, pay fixed	25,000	June 2019	June 2024	1.38%
Receiving floating, pay fixed	50,000	June 2019	June 2024	2.15%
Receiving floating, pay fixed	50,000	August 2019	June 2024	2.15%
Receiving floating, pay fixed	25,000	September 2019	June 2024	1.40%
Receiving floating, pay fixed	50,000	July 2020	July 2025	1.38%
Receiving floating, pay fixed	25,000	July 2020	July 2025	1.22%
Receiving floating, pay fixed	25,000	July 2020	July 2025	1.22%
Receiving floating, pay fixed	75,000	July 2020	July 2025	1.39%
Receiving floating, pay fixed	48,125	August 2020	August 2025	0.35%
Receiving floating, pay fixed	24,063	August 2020	August 2025	0.35%
Receiving floating, pay fixed	25,000	September 2020	September 2025	1.38%
Receiving floating, pay fixed	35,000	September 2020	September 2025	1.03%
Receiving floating, pay fixed	75,000	September 2020	September 2025	1.43%
Receiving floating, pay fixed	25,000	September 2020	September 2025	0.37%
Receiving floating, pay fixed	48,750	October 2020	October 2025	0.41%
Receiving floating, pay fixed	41,146	February 2021	February 2026	0.45%
Receiving floating, pay fixed	25,000	March 2021	June 2024	0.35%
Receiving floating, pay fixed	50,000	June 2021	November 2025	0.74%
	722,084
At June 30, 2021, the Company had a liability of $13.0 million (December 31, 2020: $23.4 million) and asset of $3.1 million (December 31, 2020: $0.1 million) in relation to these interest rate swaps. The Company recorded a gain on the interest rate swaps of $10.2 million of which $13.5 million was unrealized gain in the six months ended June 30, 2021, compared to a loss of $28.6 million, of which $28.0 million was unrealized loss in the six months ended June 30, 2020.